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                                                                                                                  Exhibit 99.B(5)(b)

                                          Applicants signing in New York must use this form.
LINCOLN                                                                                                  LINCOLN LIFE & ANNUITY
[ChoicePlus Assurance(SM) LOGO]                Lincoln ChoicePlus Assurance(SM) (Bonus)                    COMPANY OF NEW YORK
               VARIABLE ANNUITY                      VARIABLE ANNUITY APPLICATION                     HOME OFFICE SYRACUSE, NEW YORK

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   CONTRACT OWNER   MAXIMUM AGE OF CONTRACT OWNER IS 89.

     ______________________________________________________________   ______________________________________________________________
     Full legal name or trust name                                    Social Security number/TIN

     ______________________________________________________________   _______________________________________________ |_| Male
     Street address (If PO Box, physical street address required)     Date of birth (mm/dd/yyyy)                      |_| Female

     ______________________________________________________________   ______________________________________________________________
     City                              State              ZIP         Home telephone number

     ______________________________________________________________   _____________________________________ Is trust revocable?
     Trustee name (required for trusts)                               Date of trust (required for trusts)   |_| Yes   |_| No

1b   JOINT CONTRACT OWNER   MAXIMUM AGE OF JOINT CONTRACT OWNER IS 89.

     ______________________________________________________________   ______________________________________________________________
     Full legal name                                                  Social Security number/TIN

     ________________________________________________   |_| Male   |_| Female   |_| Spouse   |_| Non-Spouse
     Date of Birth (mm/dd/yyyy)

2a   ANNUITANT   (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IF YOUNGER, WILL BE THE ANNUITANT.)
                 MAXIMUM AGE OF CONTRACT OWNER IS 89.

     ______________________________________________________________   ______________________________________________________________
     Full legal name                                                  Social Security number/TIN

     ______________________________________________________________   _______________________________________________ |_| Male
     Street address                                                   Date of birth (mm/dd/yyyy)                      |_| Female

     ______________________________________________________________   ______________________________________________________________
     City                              State              ZIP         Home telephone number

2b   CONTINGENT ANNUITANT   MAXIMUM AGE OF CONTINGENT ANNUITANT IS 89.

     ______________________________________________________________   ______________________________________________________________
     Full legal name                                                  Social Security number/TIN

3    BENEFICIARY(IES) OF CONTRACT OWNER   (LIST ADDITIONAL BENEFICIARIES ON SEPARATE SHEET. IF LISTING CHILDREN,
                                          USE FULL LEGAL NAMES.)

     _____________________________________________________   ______________________________   _____________   _____________   _____%
     Full legal/trust name   |_| Primary   |_| Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

     _______________________________________________________________________________________________________________________________
     Beneficiary Address

     _____________________________________________________   ______________________________   _____________   _____________   _____%
     Full legal/trust name   |_| Primary   |_| Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

     _______________________________________________________________________________________________________________________________
     Beneficiary Address

     _____________________________________________________   ______________________________   _____________   _____________   _____%
     Full legal/trust name   |_| Primary   |_| Contingent    Relationship to Contract Owner   Date of Birth   SSN/TIN

     _______________________________________________________________________________________________________________________________
     Beneficiary Address

     ______________________________________________________________   _____________________________________ Is trust revocable?
     Executor/Trustee name (required for trusts)                      Date of trust (required for trusts)   |_| Yes   |_| No

4    TYPE OF Lincoln ChoicePlus Assurance(SM) CONTRACT

     NONQUALIFIED: |_| Initial contribution OR |_| 1035 exchange

     TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): |_| Transfer (to same market) OR |_| Rollover (to different market)

     PLAN TYPE (CHECK ONE): |_| Roth IRA      |_| Traditional IRA

                            |_| SEP           |_| Other+ _______________
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5a   ALLOCATION   (THIS SECTION MUST BE COMPLETED.)

     Initial minimums: $10,000

     FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE CONTRIBUTION
     WILL FOLLOW THE ALLOCATION IN SECTION 5b. IF NO ALLOCATIONS ARE SPECIFIED IN SECTION 5a OR 5b, THE ENTIRE AMOUNT WILL BE
     ALLOCATED TO THE LINCOLN VIP MONEY MARKET FUND PENDING INSTRUCTIONS FROM THE CONTRACT OWNER.

     PLEASE ALLOCATE MY CONTRIBUTION OF: $__________________________________________ OR $___________________________________________
                                          Initial contribution from previous carrier                    Approximate amount

     INTO THE FUND(S) BELOW    USE WHOLE PERCENTAGES

        LINCOLN PROFILE FUNDS                                            U.S. SMALL CAP STOCKS
        __________ % Lincoln VIP Aggressive Profile Fund                 __________ % AllianceBernstein VPS Small/Mid Cap Value
        __________ % Lincoln VIP Conservative Profile Fund                            Portfolio
        __________ % Lincoln VIP Moderate Profile Fund                   __________ % Delaware VIP Small Cap Value Series
        __________ % Lincoln VIP Moderately Aggressive Profile Fund      __________ % Delaware VIP Trend Series
                                                                         __________ % DWS Small Cap Index VIP
        U.S. LARGE  CAP STOCKS                                           __________ % FTVIPT Franklin Small-Mid Cap Fund
        __________ % AllianceBernstein VPS Growth and Income Portfolio   __________ % Lincoln VIP Growth Opportunities Fund
        __________ % American Funds Growth Fund
        __________ % American Funds Growth-Income Fund                   INTERNATIO NAL/GLOBAL
        __________ % Delaware VIP U.S. Growth Series                     __________ % AllianceBernstein VPS Global Technology
        __________ % Delaware VIP Value Series                                        Portfolio
        __________ % DWS Equity 500 Index VIP                            __________ % AllianceBernstein VPS International Value
        __________ % Fidelity VIP Contrafund Portfolio                                Portfolio
        __________ % Fidelity VIP Growth Portfolio                       __________ % American Funds Global Growth Fund
        __________ % FTVIPT Mutual Shares Securities Fund                __________ % American Funds Global Small Capitalization
        __________ % Lincoln VIP Capital Appreciation Fund                            Fund
        __________ % Lincoln VIP Core Fund                               __________ % American Funds International Fund
        __________ % Lincoln VIP Equity-Income Fund                      __________ % Delaware VIP Emerging Markets Series
        __________ % Lincoln VIP Growth and Income Fund                  __________ % Fidelity VIP Overseas Portfolio
        __________ % Lincoln VIP Growth Fund                             __________ % FTVIPT Templeton Growth Securities Fund
        __________ % Lincoln VIP Social Awareness Fund                   __________ % Lincoln VIP International Fund
        __________ % MFS Utilities Series
                                                                         BALANCED FUNDS
        U.S. MID CAP STOCKS                                              __________ % FTVIPT Franklin Income Securities Fund
        __________ % Baron Capital Asset Fund                            __________ % Lincoln VIP Global Asset Allocation Fund
        __________ % Delaware VIP REIT Series                            __________ % MFS Total Return Fund
        __________ % Fidelity VIP Mid Cap Portfolio
        __________ % Lincoln VIP Aggressive Growth Fund                  FIXED INCOME
        __________ % Neuberger Berman AMT Mid-Cap Growth Portfolio       __________ % American Century VIP Inflation Protection
        __________ % Neuberger Berman AMT Regency Portfolio              __________ % Delaware VIP Capital Reserves Series
                                                                         __________ % Delaware VIP Diversified Income Series
                                                                         __________ % Delaware VIP High Yield Series
                                                                         __________ % FTVIPT Templeton Global Income Securities Fund
                                                                         __________ % Lincoln VIP Bond Fund

                                                                         PRESERVATION OF CAPITAL
                                                                         __________ % Lincoln VIP Money Market Fund
                                                                         __________ % DCA Fixed Account
                                                                                    % TOTAL (must = 100%)
                                                                         ==========
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5b   DOLLAR COST AVERAGING   (COMPLETE ONLY IF ELECTING DCA.)

     $2,000 minimum required.

     Total amount to DCA:   OR $__________ MONTHLY amount to DCA: $__________ OVER THE FOLLOWING PERIOD: _____________
                                                                                                         MONTHS (6-60)

     FROM THE FOLLOWING HOLDING ACCOUNT (check one):                       |_| DCA Fixed Account |_| Delaware VIP High Yield Series*
     *The DCA holding account and the DCA fund elected cannot be the same. |_| Lincoln VIP Money Market Fund* |_| Lincoln VIP
                                                                                                                  Bond Fund*

     INTO THE FUND(S) BELOW   USE WHOLE PERCENTAGES

        LINCOLN PROFILE FUNDS                                            U.S. SMALL CAP STOCKS
        __________ % Lincoln VIP Aggressive Profile Fund                 __________ % AllianceBernstein VPS Small/Mid Cap Value
        __________ % Lincoln VIP Conservative Profile Fund                            Portfolio
        __________ % Lincoln VIP Moderate Profile Fund                   __________ % Delaware VIP Small Cap Value Series
        __________ % Lincoln VIP Moderately Aggressive Profile Fund      __________ % Delaware VIP Trend Series
                                                                         __________ % DWS Small Cap Index VIP
        U.S. LARGE CAP STOCKS                                            __________ % FTVIPT Franklin Small-Mid Cap Fund
        __________ % AllianceBernstein VPS Growth and Income Portfolio   __________ % Lincoln VIP Growth Opportunities Fund
        __________ % American Funds Growth Fund
        __________ % American Funds Growth-Income Fund                   INTERNATIONAL/GLOBAL
        __________ % Delaware VIP U.S. Growth Series                     __________ % AllianceBernstein VPS Global Technology
        __________ % Delaware VIP Value Series                                        Portfolio
        __________ % DWS Equity 500 Index VIP                            __________ % AllianceBernstein VPS International Value
        __________ % Fidelity VIP Contrafund Portfolio                                Portfolio
        __________ % Fidelity VIP Growth Portfolio                       __________ % American Funds Global Growth Fund
        __________ % FTVIPT Mutual Shares Securities Fund                __________ % American Funds Global Small Capitalization
        __________ % Lincoln VIP Capital Appreciation Fund                            Fund
        __________ % Lincoln VIP Core Fund                               __________ % American Funds International Fund
        __________ % Lincoln VIP Equity-Income Fund                      __________ % Delaware VIP Emerging Markets Series
        __________ % Lincoln VIP Growth and Income Fund                  __________ % Fidelity VIP Overseas Portfolio
        __________ % Lincoln VIP Growth Fund                             __________ % FTVIPT Templeton Growth Securities Fund
        __________ % Lincoln VIP Social Awareness Fund                   __________ % Lincoln VIP International Fund
        __________ % MFS Utilities Series
                                                                         BALANCED FUNDS
        U.S. MID CAP STOCKS                                              __________ % FTVIPT Franklin Income Securities Fund
        __________ % Baron Capital Asset Fund                            __________ % Lincoln VIP Global Asset Allocation Fund
        __________ % Delaware VIP REIT Series                            __________ % MFS Total Return Fund
        __________ % Fidelity VIP Mid Cap Portfolio
        __________ % Lincoln VIP Aggressive Growth Fund                  FIXED INCOME
        __________ % Neuberger Berman AMT Mid-Cap Growth Portfolio       __________ % American Century VIP Inflation Protection
        __________ % Neuberger Berman AMT Regency Portfolio              __________ % Delaware VIP Capital Reserves Series
                                                                         __________ % Delaware VIP Diversified Income Series
                                                                         __________ % Delaware VIP High Yield Series
                                                                         __________ % FTVIPT Templeton Global Income Securities Fund
                                                                         __________ % Lincoln VIP Bond Fund

                                                                         PRESERVATION OF CAPITAL
                                                                         __________ % Lincoln VIP Money Market Fund
                                                                                    % TOTAL (must = 100%)
                                                                         ==========

FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW DCA PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA CONTRIBUTION.
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5c   CROSS REINVESTMENT OR PORTFOLIO REBALANCING

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP) or the Portfolio Rebalancing form
     (28887CP).

6    BENEFIT OPTIONS

     DEATH BENEFITS

     Select one: (IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT WILL BE THE GUARANTEE OF PRINCIPAL DEATH BENEFIT.)

     |_|  I/We hereby elect the Account Value Death Benefit.

     |_|  I/We hereby elect the Guarantee of Principal Death Benefit(1).

     |_|  I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit(2).

     LIVING BENEFITS

     One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living
     Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

     If a Living Benefit is elected, an owner election to reset either the 4LATER(SM) Income Base or the Lincoln SmartSecurity(R)
     Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. Please refer to your annuity contract for additional information on the effects. If you select the manual option, you will need to notify us if you want to reset either the Income
     Base or Guaranteed Amount, as applicable.

     |_|  I/We elect the manual reset of Income Base or Guaranteed Amount.

     Lincoln SmartSecurity(R) ADVANTAGE(4)

     |_|  I/We hereby elect the 5-year Elective Step-up(5). (manual reset only)

     |_|  I/We hereby elect the 1-year Automatic Step-up(5). (Single Life)

     |_|  I/We hereby elect the 1-year Automatic Step-up(5). (Joint Life must be spouse as joint owner or 100% primary beneficiary)

          Joint Life name _______________________________________________ Joint Life date of birth _______________________________

     The guaranteed benefit is affected by additional contributions and partial withdrawals as well as transfers between or among investment options. Please refer to your annuity contract for additional information on the effects.

     (1)  The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and
          Pensions.

     (2)  The Enhanced Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable),and
          Annuitant are all under age 80.

     (4)  The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules might result in a dollar-for-dollar or proportional reduction in the benefit base or an inability to exercise the benefit altogether. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specified contract, you should consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

     (5)  If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.

7    AUTOMATIC WITHDRAWALS

     NOTE: WITHDRAWALS EXCEEDING 10% OF PREMIUM PAYMENTS PER YEAR MAY BE SUBJECT TO CONTINGENT DEFERRED SALES CHARGES. HOWEVER, IF
           ELECTING Lincoln SmartSecurity(R) ADVANTAGE 5-YEAR ELECTIVE STEP-UP, THE MAXIMUM WITHDRAWAL AMOUNT FOR THE PROGRAM IS 7%
           WITHOUT THE POTENTIAL FOR A GREATER REDUCTION IN THE GUARANTEED AMOUNT AND IF ELECTING Lincoln SmartSecurity(R) ADVANTAGE
           1-YEAR AUTOMATIC STEP-UP, THE MAXIMUM WITHDRAWAL AMOUNT FOR THE PROGRAM IS 5% WITHOUT THE POTENTIAL FOR A GREATER
           REDUCTION IN THE GUARANTEED AMOUNT. WITHDRAWAL MINIMUM: $50 PER DISTRIBUTION/$300 ANNUALLY.

     |_| Please provide me with automatic withdrawal based on _____________% (may be between 1-10%) of total contract value.
         OR |_| An amount of $_________________.

     Payment frequency: |_| Monthly |_| Quarterly |_| Semi-annually |_| Annually (If frequency is not marked it will be set for
                                                                        Annually)

     Date of withdrawal: |_| 5th |_| 10th |_| 20th (If date is not marked it will be set for the 20th.)

     NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX
           WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

     ELECT ONE: |_| Do withhold taxes Amount to be withheld ________________ (must be at least 10%)

                |_| Do not withhold taxes

     ELECT ONE: |_| Direct deposit |_| Checking (ATTACH A "VOIDED" CHECK) |_| Savings (ATTACH A DEPOSIT SLIP)

                    I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    ________________________________________________________________________________________________________________
                    Bank name                                                                           Bank telephone number
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8    AUTOMATIC BANK DRAFT

     ______________________________________________________________   ______________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _______________________________________________________________________________________________________________________________
     Bank name                                                                        Bank telephone number

     $ ______________________________   Automatic bank draft start date: _______________________________________
       Monthly amount                                                         Month     Day (1/28)     Year

     |_| Checking (ATTACH A VOIDED CHECK)   OR   |_| Savings (ATTACH A DEPOSIT SLIP)

     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

9    REPLACEMENT

     Does the applicant have any existing life policies or annuity contracts?     |_| Yes   |_| No
     Will the proposed contract replace any existing annuity or life insurance?   |_| Yes   |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _______________________________________________________________________________________________________________________________
     Company name

     __________________________________________________________________________________________________   __________________________
     Plan name                                                                                            Year issued

10   SIGNATURES

     From time to time, interest credited to amounts allocated to the six-, 12-, or 24 month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus. All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.

     I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account are variable and not guaranteed as to dollar amount.
     Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if
     I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.

     I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if
     I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.


     -------------------------------------------------------------------------------------------------   ---------------------------
     Signed at city                                           State                                      Date (mm/dd/yyyy)


     -----------------------------------------------------    ----------------------------------------
     SIGNATURE OF CONTRACT OWNER                              JOINT CONTRACT OWNER (IF APPLICABLE)


     -------------------------------------------------------------------------------------------------   ---------------------------
     Signed at city                                           State                                      Date (mm/dd/yyyy)


     -------------------------------------------------------------------------------------------------
     SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN.)
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.

11   INSURANCE IN FORCE WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?

     Does the applicant have any existing life policies or annuity contracts?     |_| Yes   |_| No
     Will the proposed contract replace any existing annuity or life insurance?   |_| Yes   |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _____________________________________________________________________________________________________   $______________________
     Company name                                                                     Year issued             Amount

12   ADDITIONAL REMARKS

     _______________________________________________________________________________________________________________________________

13   DEALER INFORMATION   LICENSING APPOINTMENT WITH LINCOLN LIFE & ANNUITY OF NEW YORK IS REQUIRED FOR THIS APPLICATION TO BE
                          PROCESSED. IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 12.

     |_| 1 |_| 2 |_| 3 |_| 4

     ______________________________________________________________________________   ______________________________________________
     Registered representative's name (print as it appears on NASD licensing)         Registered representative's telephone number

     ______________________________________________________________________________   ______________________________________________
     Client account number at dealer (if applicable)                                  Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                               City                                                State             ZIP

     |_| CHECK IF BROKER CHANGE OF ADDRESS        Rep code at firm _________________________________________________________________

14   REPRESENTATIVE'S SIGNATURE

     The representative hereby certifies he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only
     Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


     -------------------------------------------------------------------------------------------------------------------------------
     Signature

                                   Send completed application -- with a check made payable to Lincoln Life & Annuity
                                   Company of New York -- to your investment dealer's home office or to:

                                                                                BY EXPRESS MAIL:
LINCOLN                            LINCOLN LIFE & ANNUITY COMPANY               LINCOLN LIFE & ANNUITY COMPANY
[ChoicePlus Assurance(SM) LOGO]    OF NEW YORK                                  OF NEW YORK
               VARIABLE ANNUITY    P.O. Box 2348                                Attention: ChoicePlus Operations
                                   Fort Wayne, IN 46801-2348                    1300 South Clinton Street
                                                                                Fort Wayne, IN 46802

                                   If you have any questions regarding this application, please call Lincoln Life & Annuity
                                   Company of New York at 800 826-6848.
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[Lincoln LOGO]
Financial Group(R)                                                                          Request for 1035 Exchange (Nonqualified)

Instructions: A. Please type or print.
              B. Owner's and any joint owner's signatures are required on this form.
              C. The following items must be mailed to Lincoln Life to process a 1035 exchange:
                        1. This form, "Request for 1035 Exchange (Nonqualified)"
                        2. Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                        3. State replacement form (if required by the state)
                        4. Lincoln application if funds are for an initial purchase payment

1    SURRENDERING COMPANY INFORMATION

     _______________________________________________________________________________________________________________________________
     Surrendering insurance company                                                 Telephone number

     _______________________________________________________________________________________________________________________________
     Overnight Address                                         City                       State                     ZIP

2    POLICY/CONTRACT INFORMATION

     ___________________________________________ Transfer the proceeds:   |_| Immediately
     Policy/contract number                                               |_| When indicated (date must be within 14 days): ________
     The policy/contract is:

     |_|  Enclosed
     |_|  Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition,
          I certify that the policy/contract has not been assigned or pledged as collateral.)

     __________________________________________________________________   __________________________   _____________________________
     Owner's name                                                         Tax ID number                Social Security number

     __________________________________________________________________   __________________________________________________________
     Joint owner's name                                                   Social Security number

     __________________________________________________________________   __________________________________________________________
     Annuitant name(s) (if different than Owner)                          Social Security number

3    SIGNATURES

     I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue
     Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

     I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

     I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance
     Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

     Signed at ___________________________________________________________________  this ________ day of ____________ year _________


     ------------------------------------------------------------------   ----------------------------------------------------------
     Owner's signature                                                    Joint owner's signature


     ------------------------------------------------------------------   ----------------------------------------------------------
     Insured signature (life only)                                        Irrevocable beneficiary signature

4    ACCEPTANCE OF ASSIGNMENT

     THIS SECTION IS TO BE COMPLETED BY THE INSURANCE COMPANY.

     The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.


     ------------------------------------------------------------------   -------------------------------------------   ------------
     Authorized signature                                                 Title                                         Date

     ________________________________ MAIL TO: LINCOLN LIFE, PO BOX 2348, FORT WAYNE IN 46801-2348
     New policy/contract number                PHONE 800-826-6848

Send completed application and this form to your investment dealer's home office or to:

                                                                          EXPRESS MAIL:
                                   LINCOLN LIFE                           LINCOLN LIFE
                                   PO Box 2348                            Attention: New Business Operations
                                   Fort Wayne IN 46801-2348               1300 South Clinton Street
                                                                          Fort Wayne IN 46802
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[Lincoln LOGO]                                                                                      Request for Qualified Retirement
Financial Group(R)                                                                                  Account Transfer/Direct Rollover

Instructions: A. Please type or print.
              B. Owner's/Trustee's signature is required on this form.
              C. The following items must be mailed to Lincoln Life to process a transfer of funds:
                        1. This form,"Request for Qualified Retirement Account Transfer/Direct Rollover"
                        2. Old policy/contract, if applicable (if lost, please indicate in Section 2 below)
                        3. State replacement form (if required by the state)
                        4. Lincoln application if funds are for an initial purchase payment

1    CURRENT PLAN INFORMATION

     _______________________________________________________________________________________________________________________________
     Current financial institution                                        Telephone number

     _______________________________________________________________________________________________________________________________
     Overnight Address                                      City                           State                       ZIP

     __________________________________________________________________   __________________________________________________________
     Policy/account owner name                                            Owner's Social Security number or Tax ID number

     __________________________________________________________________   __________________________________________________________
     Name of participant/annuitant (if different)                         Policy/account number

     Is the transfer/rollover coming from a Group (Employer Sponsored) Retirement Plan? Yes |_| No |_|

     If yes, what is the qualifying event? ___________________________________________

     Transfer/rollover FROM type of plan: |_| 401(k)       |_| 401(a) Type ______________________    |_| SEP-IRA |_| Traditional IRA
                                          |_| Conversion   |_| Roth Contributory IRA:   |_| 403(b)   |_| Other (specify) ___________

     Transfer/rollover TO type of plan:   |_| Traditional IRA |_| Roth IRA

2    QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

     Transfer the proceeds: |_| Immediately  |_| When indicated (date must be within 14 days): _____________________________________
                                                                                                      Month       Day      Year
     Check one for each of the following three sections:

     1. The amount requested and directed for payment represents a: |_| Full transfer or |_| Partial transfer of $__________________

     2. |_| Apply proceeds to a new contract |_| Apply proceeds to existing contract number ________________________________________

     Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.


     IF APPLICABLE:

     3. |_| I have enclosed the annuity contract. |_| I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

3    SIGNATURES

     I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to LINCOLN LIFE.

     Please do not withhold any amount for taxes from the proceeds.

     It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

     I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term
     FBO or "for the benefit of."


     --------------------------------------- ----------------------- --------------------------------------- -----------------------
     Owner/Trustee signature and title          Month   Day   Year   Co-Owner/Trustee signature and title      Month    Day   Year
                                                                     (if applicable)


     --------------------------------------- -----------------------
     Irrevocable beneficiary signature          Month   Day   Year
     (if applicable)

4    ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

     Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to
     Lincoln Life, attach a copy of this form to the check and send to the address below.


     -------------------------------------------------- --------------------------------------------------------- ------------------
     Authorized signature                               Title                                                     Date

     ________________________________________ MAIL TO: LINCOLN LIFE, PO BOX 2348, FORT WAYNE IN 46801-2348
     New policy/contract number                        PHONE 800-826-6848

Send completed application and this form to your investment dealer's home office or to:

                                                                          EXPRESS MAIL:
                                   LINCOLN LIFE                           LINCOLN LIFE
                                   P.O. Box 2348                          Attention: New Business Operations
                                   Fort Wayne, IN 46801-2348              1300 South Clinton Street
                                                                          Fort Wayne, IN 46802
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